SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 26, 2004

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 South Main Avenue, Sioux Falls, SD		57104
(Address of principal executive office)		(ZIP Code)

(605) 333-7556
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.  Financial Statements and Exhibits

(a)	Financial Statements.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits:

99.1 Press release dated July 26, 2004 regarding fiscal year 2004 results.

ITEM 12.  Results of Operations and Financial Condition.

On July 26, 2004, HF Financial Corp. issued a press release regarding results for the fiscal year ended June 30, 2004.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

FORM 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HF Financial Corp.
(Registrant)

Date:	July 27, 2004	by	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
And Chief Executive Officer
(Duly Authorized Officer)

Date:	July 27, 2004	by	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President
And Chief Financial Officer
(Principal Financial and Accounting Officer)